Exhibit 10.2
TARGA RESOURCES PARTNERS
LONG-TERM INCENTIVE PLAN
     SECTION 1. Purpose of the Plan.
     The Targa Resources Partners Long-Term Incentive Plan (the “Plan”) has been adopted by Targa Resources GP LLC, a Delaware limited liability company (the “Company”), the general partner of Targa Resources Partners LP, a Delaware limited partnership (the “Partnership”). The Plan is intended to promote the interests of the Partnership, the Company and their Affiliates by providing to employees, consultants and directors of the Partnership, the Company and their Affiliates incentive compensation awards for superior performance that are based on Units. The Plan is also contemplated to enhance the ability of the Partnership, the Company and their Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company, the Partnership and their Affiliates, and to encourage them to devote their best efforts to advancing the business of the Company, the Partnership and their Affiliates.
     SECTION 2. Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
     “Award” means an Option, Restricted Unit, Performance Unit, Other Unit-Based Award, or Replacement Award, and shall also include any tandem DERs granted with respect to a Performance Unit.
     “Award Agreement” means the written or electronic agreement by which an Award shall be evidenced.
     “Board” means the Board of Directors of the Company.
     “Change of Control” means, and shall be deemed to have occurred upon the occurrence of one or more of the following events:
     (i) any “person” or “group” within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than an Affiliate of the Company or the Partnership, shall become the beneficial owner, by way of merger, consolidation, recapitalization, reorganization or otherwise, of 50% or more of the combined voting power of the equity interests in the Company or the Partnership;

     (ii) the limited partners of the Partnership approve, in one or a series of transactions, a plan of complete liquidation of the Partnership;
     (iii) the sale or other disposition by either the Company or the Partnership of all or substantially all of its assets in one or more transactions to any Person other than the Company or an Affiliate of the Company; or
     (iv) a transaction resulting in a Person other than the Company or an Affiliate of the Company being the general partner of the Partnership.
     Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and with respect to which a Change of Control will accelerate payment, “Change of Control” shall mean a “change of control event” as defined in the regulations and guidance issued under Section 409A of the Code.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Committee” means the Compensation Committee of the Board or, if none, the Board or such committee of the Board, if any, as may be appointed by the Board to administer the Plan.
     “Consultant” means an independent contractor, other than a Director, who performs services for the benefit of the Company, the Partnership or an Affiliate of either.
     “DER” or “Distribution Equivalent Right” means a contingent right, granted in tandem with a specific Performance Unit, to receive an amount in cash equal to the cash distributions made by the Partnership with respect to a Unit during the period such DER is outstanding.
     “Director” means a member of the Board or a board of directors of an Affiliate who is not an Employee.
     “Employee” means any employee of the Company, the Partnership or an Affiliate of either who performs services for the benefit of the Company, the Partnership or an Affiliate of either.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” means the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs on the applicable date (or if there is no trading in the Units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event Units are not traded on a national securities exchange or other market at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee. Notwithstanding the foregoing, with respect to an Award granted on the effective date of the initial public offering of Units, Fair Market Value on such date shall mean the initial offering price per Unit as stated on the cover page of the S-1 for such offering.
     “Option” means an option to purchase Units granted under the Plan.

     “Other Unit-Based Award” means an award granted pursuant to Section 6(d) of the Plan.
     “Participant” means any Employee, Consultant or Director granted an Award under the Plan.
     “Performance Unit” means a phantom (notional) unit granted under the Plan which entitles the Participant to receive an amount of cash equal to the Fair Market Value of one Unit upon vesting of the Performance Unit; however, the Committee, in its discretion, may elect to pay such vested Performance Unit with a Unit in lieu of cash.
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
     “Replacement Award” means an Award granted pursuant to Section 6(e) of the Plan.
     “Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Participant, as the case may be.
     “Restricted Unit” means a Unit granted under the Plan that is subject to a Restricted Period.
     “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
     “SEC” means the Securities and Exchange Commission, or any successor thereto.
     “Unit” means a common unit of the Partnership.
     “UDR” or “Unit Distribution Right” means a right to receive distributions made by the Partnership with respect to a Restricted Unit.
     SECTION 3. Administration.
     (a) Governance. The Plan shall be administered by the Committee.
     (b) Delegation. Subject to the following and applicable law, the Committee, in it sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose, if any. Upon any such delegation, all references in the Plan to the “Committee”, other than in Section 7, shall be deemed to include the Chief Executive Officer; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan. Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer subject to Rule 16b-3 or a member of the Board.

     (c) Authority and Powers. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any Affiliate, any Participant, and any beneficiary of any Participant.
     SECTION 4. Units.
     (a) Limits on Units Deliverable. Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan may not exceed 1,680,000 Units; provided, however, if any Award (including Restricted Units) is terminated, forfeited or expires for any reason without the delivery of Units covered by such Award or Units are withheld from an Award to satisfy the exercise price or the employer’s tax withholding obligation with respect to such Award, such Units shall again be available for delivery pursuant to other Awards granted under the Plan. Notwithstanding the foregoing, (i) there shall not be any limitation on the number of Awards that may be granted under the Plan and paid in cash, and (ii) any Units allocated to an Award shall, to the extent such Award is paid in cash, be again available for delivery under the Plan with respect to other Awards.
     (b) Sources of Units Deliverable Under Awards. Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market or from any Affiliate, the Partnership or any other Person, or any combination of the foregoing, as determined by the Committee in its sole discretion.
     (c) Adjustments. In the event that the Committee determines that any distribution (whether in the form of cash, Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, Change of Control, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment is determined by the Committee to be appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards, (iii) the grant or exercise price with respect to any Award, or (iv) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Units subject to any Award shall always be a whole number. With respect to any other similar event that would not result in a FAS 123R accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event.
     SECTION 5. Eligibility.
     Any Employee, Consultant or Director shall be eligible to be designated a Participant and receive an Award under the Plan.
     SECTION 6. Awards.
     (a) Options. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Options shall be granted, the number of Units to be covered by each Option, and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
     (i) Exercise Price. The exercise price per Unit under an Option shall be determined by the Committee at the time the Option is granted and, except with respect to a Replacement Award, may not be less than its Fair Market Value as of the date of grant.
     (ii) Time and Method of Exercise. The Committee shall determine (a) the time or times at which an Option may be exercised in whole or in part, which may include, without limitation, accelerated exercisability upon the achievement of specified performance goals or other events, and, (b) in its discretion, the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Company, a “cashless-broker” exercise through a program approved by the Company, with the consent of the Company, the withholding of Units that would otherwise be delivered to the Participant upon the exercise of the Option, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.
     (iii) Forfeitures. Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment or consulting with the Company, the Partnership and their Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all Options shall be forfeited by the Participant. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Options.
     (b) Performance Units. The Committee shall have the authority to determine the Employees, Consultants, and Directors to whom Performance Units shall be granted, the number of Performance Units to be granted to each such Participant, the Restricted Period, the time or conditions under which the Performance Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals or other events, and such other terms and conditions as the Committee may establish with respect to such Awards, including whether DERs are granted with respect to such Performance Units.
     (i) DERs. Unless and to the extent provided otherwise by the Committee in its discretion, a grant of Performance Units shall include a tandem DER grant, which provides that such DERs shall be credited to a bookkeeping account (without interest) and shall be paid to the Participant in cash upon the vesting of the tandem Performance Unit. However, the Committee, in its discretion, may provide such other terms, including different vesting and payment forms and mediums and the “investment” of such DERs in additional Performance Units, as it may choose with respect to DERs and may also provide that a grant of Performance Units does not include tandem DERs.
     (ii) Forfeitures. Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment or consulting arrangement with the Company, the Partnership and their Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Performance Units awarded the Participant, and any outstanding tandem DERs credited to such Participant, shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Performance Units and DERs.
     (iii) Lapse of Restrictions. Upon or as soon as reasonably practical following the vesting of each Performance Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to receive from the Company cash equal to the Fair Market Value of one Unit as of the vesting date; however, the Committee, in its discretion, may elect to pay such vested Performance Unit in the form of one Unit in lieu of cash.
     (c) Restricted Units. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Restricted Units shall be granted, the number of Restricted Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals or other events, and such other terms and conditions as the Committee may establish with respect to such Awards.
     (i) UDRs. To the extent provided by the Committee, in its discretion, a grant of Restricted Units may provide that distributions made by the Partnership with respect to the Restricted Units shall be subject to such forfeiture and other restrictions as the Committee may choose and, if so restricted, such distributions shall be held, without interest, until the UDR vests or is forfeited. In addition, the Committee may provide that such distributions be used to acquire additional Restricted Units for the Participant. Such additional Restricted Units may be subject to such vesting and other terms as the Committee may proscribe. Absent such a restriction on the UDRs in the Award Agreement, distributions with respect to a Restricted Unit shall be paid to the holder of the Restricted Unit without restriction.

     (ii) Forfeitures. Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment or consulting with the Company, the Partnership and their Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Restricted Units awarded the Participant, and any unpaid UDRs credited to the Participant, shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeitures with respect to a Participant’s Restricted Units and UDRs.
     (iii) Lapse of Restrictions. Upon or as soon as reasonably practical following the vesting of each Restricted Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to have the restrictions removed from his or her Unit certificate so that the Participant then holds an unrestricted Unit.
     (d) Other Unit-Based Awards. Other Unit-Based Awards may be granted under the Plan to such Employees, Consultants and Directors as the Committee, in its discretion, may select. An Other Unit-Based Award shall be an award denominated or payable in, valued in or otherwise based on or related to Units, in whole or in part and shall include unrestricted Units paid in lieu of any bonus or incentive compensation otherwise payable in cash. The Committee shall determine the terms and conditions, if any, of any such Other Unit-Based Award. An Other Unit-Based Award may be paid in cash, Common Units (including Restricted Units) or any combination thereof as determined by the Committee, in its discretion.
     (e) Replacement Awards. Awards may be granted under the Plan in substitution or replacement for similar equity awards cancelled or forfeited by Employees, Consultants and Directors as a result of a merger or acquisition by the Partnership or an Affiliate of an entity or the assets of an entity. Such Replacement Awards may have such terms and conditions as the Committee may determine and the exercise price of an Option may be less than the Fair Market Value of a Unit on the date of such substitution or replacement.
     (f) General.
     (i) Awards May Be Granted Separately or Together. Except as provided below, Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, the Partnership or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company, the Partnership or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
     (ii) Limits on Transfer of Awards.
     (A) Except as provided in paragraph (C) below, each Award shall be exercisable or payable only by or to the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.

     (B) Except as provided in paragraphs (A) and (C), no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, the Partnership or any Affiliate.
     (C) To the extent specifically provided or approved by the Committee with respect to an Award, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities on such terms and conditions as the Committee may from time to time establish.
     (iii) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.
     (iv) Unit Certificates. All certificates for Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     (v) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee determines.
     (vi) Delivery of Units or other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if the Company is not reasonably able to obtain Units to deliver pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange, no delivery shall occur until such time as the Committee, in good faith, determines that the delivery of Units may be made without violating the rules or regulations of any applicable law or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.
     (vii) Change in Control, Similar Events. Upon the occurrence of a Change of Control, any change in applicable law or regulation affecting the Plan or Awards thereunder, or any change in accounting principles affecting the financial statements of the Partnership, the Committee, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in order to either prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or an outstanding Award or mitigate any unfavorable accounting consequences:

     (A) provide for either (i) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
     (B) provide that such award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar options, rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;
     (C) make adjustments in the number and type of Units (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of (including the exercise price), and the vesting and performance criteria included in, outstanding Awards, or both;
     (D) provide that such Award shall be exercisable or payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
     (E) provide that the Award cannot be exercised or become payable after such event, i.e., shall terminate upon such event.
Notwithstanding the foregoing, (i) with respect to an above event that is an “equity restructuring” event that would be subject to a compensation expense pursuant FAS 123R if a discretionary change is made, the provisions in Section 4(c) shall control to the extent they are in conflict with the discretionary provisions of this Section 6 and (ii) upon a Change of Control all Awards shall become vested and exercisable or payable, as the case may be, unless, and to the extent, the Committee specifically provides to the contrary in the Award Agreement with respect to a Change of Control.
     SECTION 7. Amendment and Termination. Except to the extent prohibited by applicable law:
     (a) Amendments to the Plan. Except as required by the rules of the principal securities exchange on which the Units are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, without the consent of any member, Participant, other holder or beneficiary of an Award, or other Person.
     (b) Amendments to Awards. Subject to Section 7(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 6(f)(vii) or, as determined by the Committee, in its sole discretion, as being necessary or appropriate to comply with applicable law, including, without limitation, Section 409A of the Code, in any Award shall materially reduce the benefit of a Participant without the consent of such Participant.
     SECTION 8. General Provisions.
     (a) No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.
     (b) Tax Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, other securities or property, or Units that would otherwise be issued or delivered pursuant to such Award) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy its withholding obligations for the payment of such taxes.
     (c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, the Partnership or any Affiliate or to remain on the Board or a Consultant, as applicable. Further, the Company, the Partnership or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware law without regard to its conflict of laws principles.
     (e) Section 409A. This Plan is intended to meet the requirements of Section 409A of the Code and may be administered in a manner that is intended to meet those requirements and will be construed and interpreted in accordance with such intent. All Awards granted and payments hereunder will either be exempt from Section 409A of the Code or will be subject to Section 409A of the Code and will be structured in a manner that will meet the requirements of Section 409A of the Code, including regulations or other guidance issued with respect thereto. Any provision of this Plan that would cause an Award or payment to fail to satisfy Section 409A of the Code will be amended (in a manner that as closely as practicable achieves the original intent of the Award) to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     (g) Other Laws. The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or result in recoverable short-swing profits under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
     (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any participating Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any participating Affiliate.
     (i) No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.
     (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     (k) Facility Payment. Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
     (l) Gender and Number. Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.
     SECTION 9. Term of the Plan.
     The Plan shall become effective on the later of the date of its approval by the Board or the initial public offering of Units and, except as provided below with respect to Performance Units, shall terminate on, and no Awards may be granted after, the earliest of the date established by the Board or the Committee, the 10th anniversary of the date the Plan was adopted by the Company (or such earlier anniversary, if any, required by the rules of the exchange on which Units are traded) or the date Units are no longer available for delivery pursuant to Awards under the Plan. Notwithstanding the foregoing, the Board or the Committee may provide that the Plan shall continue without regard to such termination with respect to the grant of Performance Units, provided such Performance Units shall be payable only in cash. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to any Plan termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.